UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 18, 2024
Pacific Biosciences of California, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1305 O’Brien Drive
Menlo Park, California 94025
(Address of principal executive offices) (Zip Code)
(650) 521-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the     Exchange Act. ☐

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On April 6, 2024, the board of directors (the "Board") of Pacific Biosciences of California, Inc. (the “Company”), at the recommendation of the compensation committee of the Board, approved an amendment (the “Amendment”) to the Company’s 2020 Equity Incentive Plan (the “2020 Plan”), subject to stockholder approval, to reserve an additional 20,000,000 shares of the Company’s common stock (the “Additional Shares”) for issuance pursuant to the 2020 Plan. As described below under Item 5.07, the stockholders of the Company approved the Amendment at the annual meeting of stockholders held virtually on June 18, 2024 (the “Annual Meeting”).
A more complete description of the material terms of the Amendment and 2020 Plan can be found in “Proposal 4: Approval of Amendment to the 2020 Equity Incentive Plan” in the Company’s definitive proxy statement originally filed with the Securities and Exchange Commission (“SEC”) on April 29, 2024 (as supplemented, the “Proxy Statement”), which description is incorporated by reference herein. The foregoing descriptions and the descriptions incorporated by reference from the Proxy Statement are qualified by reference to the full text of the 2020 Plan, as amended, a copy of which is filed as Exhibit 10.1 to this report and incorporated by reference herein.
ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
As described under Item 5.07 below, at the Annual Meeting, upon the recommendation of the Board, the Company’s stockholders approved the following amendments to the Company’s Amended and Restated Certificate of Incorporation:
•Certificate of amendment to declassify the Board over a three-year period beginning at the 2025 annual meeting of stockholders (the “Declassification Amendment,”); and
•Certificate of amendment to limit the liability of certain officers of the Company, as permitted by Delaware law (the “Exculpation Amendment,” and together with the Declassification Amendment, the “Charter Amendments”).
Each of the Charter Amendments were previously approved by the Board, subject to stockholder approval.
Each of the Charter Amendments were filed with the Secretary of State of the State of Delaware on June 20, 2024 and each was effective as of such date. The foregoing descriptions of the Charter Amendments are qualified in their entirety by reference to the full text of the Charter Amendments, which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated by reference herein. Copies of the Charter Amendments were filed as Annex B and Annex C, respectively, to the proxy statement for the 2024 Annual Meeting filed with the SEC on April 29, 2024.
ITEM 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Company held the Annual Meeting on June 18, 2024. Of the 272,343,392 shares of the Company’s common stock outstanding as of 5:00 p.m. (Pacific time) on April 22, 2024, the record date for the Annual Meeting, 203,478,005 shares were represented at the Annual Meeting, either by virtual attendance or by proxy, constituting approximately 75.00% of shares of common stock entitled to vote at the Annual Meeting. The seven matters voted on at the Annual Meeting and the voting results with respect to each such matter are set forth below:
Proposal 1: Election of Four Class II Directors

Name of Director	For	Against	Abstain	Broker Non-Votes
Randy Livingston	148,986,272	14,661,085	467,711	39,362,937
David Meline	162,144,869	1,502,258	467,941	39,362,937
Marshall Mohr	144,558,382	19,055,246	501,440	39,362,937
Hannah A. Valantine, M.D.	161,569,209	2,101,918	443,941	39,362,937
Each director nominee was duly elected to serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
200,217,237	2,290,771	969,997	—

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
Proposal 3: Advisory Vote on Approval of Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
156,288,399	6,887,156	939,513	39,362,937
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Proposal 4: Approval of an Increase to the Number of Shares of Common Stock Authorized for Issuance Under the 2020 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
121,356,663	41,898,120	860,285	39,362,937
The stockholders approved the amendment to the 2020 Plan to increase the number of shares of the Company’s common stock reserved thereunder and to make certain other changes.
Proposal 5: Amendment to the Certificate of Incorporation to Declassify the Board of Directors

For	Against	Abstain	Broker Non-Votes
161,566,249	1,850,836	697,983	39,362,937
The stockholders approved an amendment to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to declassify the Board over a three-year period beginning at the 2025 annual meeting of stockholders.
Proposal 6: Amendment to the Certificate of Incorporation to Limit the Liability of Officers as Permitted by Delaware Law

For	Against	Abstain	Broker Non-Votes
143,620,305	19,561,584	933,179	39,362,937
The stockholders approved an amendment to the Certificate of Incorporation to limit the liability of certain officers of the Company, as permitted by Delaware law.
Proposal 7: Approval of One or More Adjournments to the Meeting from Time to Time
Due to the approval of Proposals 1-6, this Proposal 7 (the approval of one or more adjournments of the Annual Meeting from time to time) was rendered moot and was not presented at the Annual Meeting.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
3.1*	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Pacific Biosciences of California, Inc. to declassify the Board
3.2*	Certificate of Amendment to the Certificate of Incorporation of Pacific Biosciences of California, Inc. to limit the liability of officers
10.1+*	Pacific Biosciences of California, Inc. 2020 Equity Incentive Plan, as amended
10.2+*	Form of Global Stock Option Agreement under the Pacific Biosciences of California, Inc. 2020 Equity Incentive Plan, as amended
10.3+*	Form of Global Restricted Stock Unit Agreement under the Pacific Biosciences of California, Inc. 2020 Equity Incentive Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Indicates management contract or compensatory plan.
* Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

	By:	/s/ Brett Atkins
Brett Atkins
General Counsel
Date: June 20, 2024